LOSS PER SHARE (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Numerator (in 000’$)
Net loss attributable to owners of the Company	$ (1,656)	$ (5,919)
Denominator (in 000’)
Weighted average number of shares - Basic	1,049	885
Weighted average number of shares - Diluted	1,049	885
Basic loss per share	$ (1.58)	$ (6.69)
Diluted loss per share	$ (1.58)	$ (6.69)